AMENDMENT NO. 6 AND LIMITED WAIVER TO TRANSFER AND ADMINISTRATION AGREEMENT

          AMENDMENT NO. 6 AND LIMITED WAIVER TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of September 27, 2002 (this "Amendment"), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to the Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to the Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to the Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 dated as of March 29, 2002, and Amendment No. 5 dated as of May 22, 2002 (as so amended and in effect, the "TAA"), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the "SPV"), Arrow Electronics, Inc., a New York corporation, individually ("Arrow") and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the "Conduit Investors"; each individually, a "Conduit Investor"), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a "Funding Agent") with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the "Administrative Agent"), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the TAA is hereby amended as follows:

               Section 1.1.  The following defined term is hereby added to Section 1.1 of the TAA in its respective alphabetical location:

                ""Arrow Rating Reporting Event" means the Net Investment exceeding zero after the occurrence of an Arrow Rating Event."

               Section 1.2.  Section 2.8 of the TAA is hereby amended in its entirety as follows:

                "SECTION 2.8 Reports. By no later than 4:00 p.m. (New York City time) on the 18th day of each calendar month or if such day is not a Business Day, the next succeeding Business Day (and, after (i) the occurrence and continuance of an Arrow Rating Reporting Event, on the third Business Day of each week, and (ii) the occurrence of a Termination Event, within two (2) Business Days after a request from the Administrative Agent) (each, a "Reporting Date"), the Master Servicer shall prepare and forward to the Administrative Agent a Master Servicer Report, as at, and for the Calculation Period ending on, the immediately preceding Month End Date; provided, however, that with respect to a Master Servicer Report delivered more frequently than monthly, the information shall be provided as of the Friday of the preceding week. The Master Servicer Report shall be certified by the SPV and the Master Servicer. The Administrative Agent shall promptly provide a copy of such Master Servicer Report to each Investor."

               Section 1.3.  Section 9.2(b) of the TAA is amended in its entirety as follows:

                "If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law, any generally accepted accounting principle or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body or any accounting board or authority responsible for the establishment or interpretation of national or international accounting principles (including, without limitation, under Accounting Research Bulletin No. 51 of the Financial Accounting Standards Board), or any request or directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or under a Program Support Agreement or with respect hereto or thereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction."

          SECTION 2.  Limited Waiver. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, each of the Administrative Agent, the Conduit Investors, the Alternate Investors and the Funding Agents hereby agree to waive, during (and only during) the period commencing September 30, 2002 and ending on November 13, 2002, the obligation of the Master Servicer (without giving effect to this Amendment) to deliver a Master Servicer Report after the occurrence of an Arrow Rating Event pursuant to Section 2.8(b) of the TAA.

          SECTION 3.  Representations and Warranties. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

               Section 3.1.  Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

               Section 3.2.  Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

               Section 3.3  Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

               Section 3.4.  No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 4.  Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

               Section 4.1.  This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

               Section 4.2.  Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.

               Section 4.3.  Legal Matters. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent and the fees and expenses of counsel to the Administrative Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.

          SECTION 5.  References to and Effect on the Transaction Documents.

               Section 5.1.  Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               Section 5.2.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

               Section 5.3.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Amendment among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               Section 5.4.  Each reference in the TAA to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          SECTION 6.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    Arrow Electronics Funding Corporation,

                                    as SPV

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Arrow Electronics, Inc.,

                                    individually and as Master Servicer

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Enterprise Funding Corporation,

                                    as a Conduit Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Bank of America, National Association,

                                    as a Funding Agent, as Administrative Agent, and as an
                                    Alternate Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Delaware Funding Corporation,
                                    as a Conduit Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    JPMorgan Chase Bank,

                                     (successor by merger to Morgan Guaranty Trust Company
                                    of New York) as a Funding Agent and as an Alternate
                                    Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Eagle Funding Capital Corporation,
                                    as a Conduit Investor and as an Alternate Investor

                                    By: Fleet Securities, Inc.,

                                    its attorney-in-fact

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Fleet Securities, Inc.

                                    as a Funding Agent

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Gramercy Capital Corp.,
                                    as a Conduit Investor

                                    By: Credit Suisse First Boston, New York Branch,

                                    its attorney-in-fact

                                         By:___________________________________________

                                             Name:______________________________________

                                             Title:_______________________________________

                                         By:___________________________________________

                                             Name:______________________________________

                                             Title:_______________________________________

                                    Credit Suisse First Boston, New York Branch
                                    as a Funding Agent and as an Alternate Investor

                                         By:___________________________________________

                                             Name:______________________________________

                                             Title:_______________________________________

                                         By:___________________________________________

                                             Name:______________________________________

                                             Title:_______________________________________

                                    Liberty Street Funding Corp.,
                                    as a Conduit Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    The Bank of Nova Scotia,

                                    as a Funding Agent and as an Alternate Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    Gotham Funding Corporation,

                                    as a Conduit Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________

                                    The Bank of Tokyo-Mitsubishi, Ltd.,

                                    as a Funding Agent and as an Alternate Investor

                                    By:________________________________________________

                                        Name:___________________________________________

                                        Title:____________________________________________